Confidential
Exhibit 10.2

Datron World Communications, Inc.	Purchase Order	956253
3030 Enterprise Court	Page	1
Vista CA 92081	Date	4/16/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
1	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

2	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

3	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

4	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

5	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

Datron World Communications, Inc.	Purchase Order	956253
3030 Enterprise Court	Page	2
Vista CA 92081	Date	4/16/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship to

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate
CHANGE ORDER DATED 4/16/10 REVISES DELIVERY DATES TO WEEKLY INCREMENTS AND METHOD IS TBD.
NO QUANTITY OR FINANCIAL CHANGES WERE MADE.
FAR 52.244-6, entitled “Subcontracts for Commercial Items and Commercial Components” and the clauses listed therein. The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/. FAR 52.211-15, entitled “Defense Priority and Allocation Requirement”. This is a DO rated order and the Supplier shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700). The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/. The complete text of the Code of Federal Regulations (CFR) is available at http://ecfr.gpoaccess.gov/. This is W15P7T-09-D-D212 DOA7 rated.
SEE WWW.DTWC.COM FOR TERMS AND CONDITIONS
AMERICAN CARGO SERVICES PHONE: 800-508-4888

Total:	2,052,000.00

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.